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                  AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of June __,
1997, among HENRY SCHEIN, INC., a corporation organized under the laws of the State of Delaware (the "Borrower") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America ("Fleet"), COOPERATIEVE CENTRALE RAIFFEISEN-BOEREN LEENBANK, B.A. "RABOBANK NEDERLAND", New York Branch, a corporation organized under the laws of the Netherlands ("Rabobank Nederland") and EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"; collectively with Chase, Fleet and Rabobank Nederland, the "Banks") and Chase, as Agent for the Banks.

                                   RECITALS:
                                   ---------

                  A. The parties hereto entered in to that Revolving Credit Agreement, dated as of January 31, 1997 (the "Credit Agreement").

                  B. The parties hereto desire to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

              ARTICLE 1. AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

                  This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

                  Section 1.1. Section 8.4, clause (ix) of the Credit Agreement is hereby amended by deleting the reference to "$1,000,000" therefrom and substituting "$2,000,000" in its place.

         Article 2. Additional Terms.

                  Section 2.1. The Borrower hereby represents and warrants to the Banks that (a) the execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, (b) the resolutions and corporate documents delivered to the Agent pursuant to Section 5.1(a)(ii) of the Credit Agreement on the date thereof have not been amended, revoked or rescinded at any time on or subsequent to the date thereof and are in effect at the date hereof, and (c) after giving effect to the transactions contemplated hereby or referenced herein, the representations and warranties in Article 6 of the Credit Agreement are true and correct on the date hereof as though made on and as of such date, and no event has occurred and is continuing, which constitutes or will constitute a Default or Event of Default.


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                  Section 2.2. The parties hereto agree that all terms and
conditions of the Credit Agreement and the Facility Documents not amended hereunder or pursuant hereto shall remain in full force and effect.

                  Section 2.3. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

                  Section 2.4. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

                  Section 2.5. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                             HENRY SCHEIN, INC.

                                             By: /s/ H. BRADLEY SEIDENSTICKER
                                                -----------------------------
                                             Name:  H. BRADLEY SEIDENSTICKER
                                             Title: TREASURER

                                             THE CASE MANHATTAN BANK, as
                                               Agent and a Bank

                                             By: /s/ Evelin K. Teryo
                                                -----------------------------
                                             Name:  Evelin K. Teryo
                                             Title: Vice President

                                       2


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                                             FLEET BANK, NATIONAL ASSOCIATION

                                             By: /s/ Thomas Dionian
                                                -----------------------------
                                             Name:  Thomas Dionian
                                             Title: Vice President


                                             COOPERATIVE CENTRALE RAIFFEISSEN-
                                             BOERENLEENBANK, B.A. - "RABOBANK
                                             NEDERLAND", NEW YORK BRANCH

                                             By: /s/ M. Christina Debler
                                                -----------------------------
                                             Name:  M. Christina Debler
                                             Title: Vice President

                                             By: /s/ IAN REECE
                                                -----------------------------
                                             Name:  IAN REECE
                                             Title: Senior Credit Officer

                                             EUROPEAN AMERICAN BANK

                                             By: /s/ Gerald F. Baccagline
                                                -----------------------------
                                             Name:  Gerald F. Baccagline
                                             Title: Vice President